Exhibit 99.1

ABRAXAS

OGIS

SAN FRANCISCO

ipaa Oil & Gas Investment Symposium

October 6, 2008

Forward-Looking Statements
The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of
1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.
Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals.

Company Overview
Abraxas Petroleum Corporation
 • NASDAQ: AXAS
 • Market capitalization ~ $150 million
 • $0 debt *
 • Options: CBOE and PCX
 • Russell 2000® Index
 • Fully diluted shares outstanding ~ 50 million
 • Ownership ~ 18% insider
   ~ 39% institutional
 • Average trading volume ~ 400,000 shares per day
 • General partner and 47% owner of Abraxas Energy Partners, L.P.
* Excluding mortgage on office building

The Market Doesn’t Understand...
 We trade like we are…
 • OVER-LEVERED - in fact, we’re debt-free* for the first time in 30 years
 • NOT PROFITABLE - in fact, we’ve been profitable for the past 5 years
 • NOT GROWING RESERVES - in fact, we’re up 8% in 2007 w/ reserve replacement of 219%
 • NOT INCREASING PRODUCTION - in fact, Q2 was 49% higher than Q1
 • NO PIZZAZZ - in fact, we have pizzazz - pay attention to the new AXAS …
 * Excluding mortgage on office building

Compelling Story
 1) Explosive Production Growth
2) Clean Balance Sheet
3) Trading Under NAV

Operating / Financial Results
(1) Based on 7 months of actual (June-December 2007) after formation of AXLP
(2) Excludes severance & ad valorem taxes of approximately 8% of oil and gas revenue
(3) Excludes extraordinary items
(4) Annualized - excludes extraordinary items and includes cash distributions from AXLP
GAAP requires
consolidated financials =
confused investors
AXAS (Stand-Alone)
7 Months
2007 (1)
Six Months
2008
% Change
Daily production (Boepd)
583
635
8.9%
% Oil
31.1%
39.5%
27.0%
LOE (2) / Boe
$ 8.35
$ 9.75
16.8%
G&A (3) / Boe
$ 13.45
$ 14.78
9.9%
D/D/A / Boe
$ 10.75
$ 13.12
22.1%
Net realized oil price
$ 74.54
$ 106.61
43.0%
 Oil differential to NYMEX
($ 6.16)
($ 4.49)
(27.1%)
Net realized gas price
$ 5.70
$ 9.11
60.0%
 Gas differential to NYMEX
($ 1.00)
($ 0.90)
(10.0%)
Cash flow (4) (mm)
$ 14.22
$ 20.38
43.3%
Earnings (4) (mm)
$ 10.45
$ 15.83
51.4%

High Quality Assets
ND
SD
MT
WY
CO
UT
TX
NE
OK
AR
LA
Proved Reserves (MMBOE):   6.2
 - Proved Developed:  34%
 - Natural Gas:    63%
 - Operated:  97%
Abraxas Petroleum Corporation
Proved Reserves (MMBOE):   21.7
 - Proved Developed:  67%
 - Natural Gas:    70%
 - Operated:  70%
Abraxas Energy Partners, L.P.
Abraxas Petroleum (AXAS)
Abraxas Energy (AXLP)
AXLP & AXAS
Proved Reserves (MMBOE):   27.9
 - Proved Developed:  59%
 - Natural Gas:    69%
 - Operated:  77%
CONSOLIDATED
Net pro forma proved reserves as of December 31, 2007
AXAS owns 47% of AXLP
Bakken
Shale Play
Haynesville
Shale Play
Central Anadarko
Woodford Shale Play
Barnett / Woodford
Shale Play

ABRAXAS

RISK
High
Low
Woodford Shale
Can't get there from here
Mowry Shale / Turner Sandstone
Wilcox
Elephant hunting
Trading dollars
St. Mary
W. TX Gas
CEO's dream
W. TX Oil
Edwards
Low
High
RETURN

Project Inventory Matrix
> 10 year inventory of projects on existing leasehold

2008 Capital Expenditure Budget:

Excludes St. Mary Acquisition in Jan-08:

Historically, we've added 1 Boepd for every $ 27,000 expended
($ 19,800 on AXLP's properties)

EXPECT SIGNIFICANT PRODUCTION GROWTH IN 2008 !

Capital Budget 2008
AXAS:
$ 5.6 million
AXLP:
$ 126.0 million
$ 131.6 million
AXAS:
$ 35.0 million
AXLP:
$ 20.0 million
$ 55.0 million

Recent Drilling Activity
Abraxas Petroleum (AXAS)
Abraxas Energy (AXLP)

Oil Resource Play
AXAS: Brooks Draw
46,500 gross (41,000 net) acres
10 producing wells
(5 horizontal / 5 vertical)
5 producing formations
(light gravity sweet crude)
Ш Apply Bakken horizontal
completion techniques in:
• Turner Sandstone
• Mowry Shale
Ш Received 4 drilling permits
Ш Drilling 1st well (Lakeside 1H)
23 sq. miles proprietary 3-D seismic survey
AEZ/BEXP: Krejci
Horizontal Mowry Shale
~ 15 to the SE of Brooks Draw
Converse & Niobrara Counties, Wyoming

AXAS Valuation
AXAS Assets
Multiple Range
Valuation Range
($MM)
Valuation
Midpoint ($MM)
In-Ground Value
Proved Reserves (MMBOE):
6.2
$ 15 - $ 21
$ 93 - $ 130
$ 112
Net Acres (inc. seismic):
Value Per Acre
 - Mowry Shale / Turner
 - Woodford Shale
 - Other
41,000
15,000
 2,500
$ 300 - $ 700
$ 800 - $ 1,200
$ 400 - $ 700
$ 12 - $ 29
$ 12 - $ 18
$ 1 - $ 2
$ 21
$ 15
$ 1
Value Per Unit
Abraxas MLP units (MM)
5.36
$ 16.66
$ 89
$ 89
Cash and other assets (1)
$ 15
$ 15
Total Value:
$ 222 - $ 283
$ 253
Less: Debt
$ 0
$ 0
Total AXAS Equity Value:
$ 222 - $ 283
$ 253
Shares Outstanding (MM)
49.0
Value Per Share
$ 4.53 - $ 5.78
$ 5.16
(1) Cash, GWE common stock
 workover rigs, vehicles, and
 surface acreage / yards

Peer Group Valuation
AXAS
Current Market
Value per share of
AXAS
Peer Group Market
Value per share of
AXAS
AXAS Market Price per share
$ 3.00
$ 4.51
AXLP Market Value per share of AXAS (1)
($ 1.81)
($ 1.81)
Residual Market Value per share of AXAS
$ 1.19
$ 2.70
Residual Enterprise Value of AXAS
$ 58.3 mm
$ 132.8 mm
Residual Enterprise Value / Boe (2)
$ 9.40
$ 21.41
Peer Group Average (3)
$ 21.41
% AXAS Undervalued
56%
(1) Assumes $16.66 per unit - each $1.00 increase equals $0.11 per share of AXAS
(2) Net pro forma proved reserves as of December 31, 2007 of 6.2 MMBoe for AXAS stand-alone
(3) Peer group includes Brigham Exploration, Callon Petroleum, Clayton Williams, Double Eagle, Edge
 Petroleum, Gasco Energy, GMX Resources, Goodrich Petroleum, Meridian Resources, NGAS Resources,
 Parallel Petroleum, Petroquest Energy, TXCO Resources, and Warren Resources - data on peer group from each Company’s 12/31/07 10-K and 06/30/08 10-Q filed with the SEC
Valuation confirmed through peer group analysis !

Show the Market…
 What are we going to do…
 • INCREASE ACTIVITY - 2008 capital expenditure budget = $55 million
 • SIGNIFICANT PRODUCTION GROWTH
 • RESERVE CONVERSION
 • INCREASE VISIBILITY - conferences, road shows, analyst coverage
 … and the market will understand the new AXAS

Summary
Small-cap exploration and production company
• EXPLOSIVE PRODUCTION GROWTH
• EXCEPTIONAL BALANCE SHEET
• TRADING UNDER NET ASSET VALUE
Undervalued compared to our peer group !

NASDAQ: AXAS